NUVEEN INVESTMENT TRUST

NUVEEN LARGE-CAP VALUE FUND

NUVEEN BALANCED MUNICIPAL AND STOCK FUND

NUVEEN BALANCED STOCK AND BOND FUND

SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 14, 2007

DATED MARCH 31, 2008

The following changes will be effective on May 1, 2008 for the Nuveen mutual funds set forth above:

Nuveen Large-Cap Value Fund shall be renamed Nuveen Multi-Manager Large-Cap Value Fund.

For Class A share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply is reduced from 18 months to 12 months for all purchases occurring on or after May 1, 2007. Class A shares purchased prior to May 1, 2007 that have not been redeemed are no longer subject to a CDSC.

Class B shares will only be issued (i) upon the exchange of Class B shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B shares as of March 31, 2008. Furthermore, the reinstatement privilege for Class B shares will no longer be available as of December 31, 2008.

Class R shares will be renamed Class I shares and will be available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I shares, and (iii) purchase by the following categories of investors:

•	Certain trustees, directors, employees, and affiliates of Nuveen;

•	Certain financial intermediary personnel;

•	Certain bank or broker-affiliated trust departments;

•	Certain employer-sponsored retirement plans; and

•

Certain additional categories of investors, including certain advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Please refer to the Statement of Additional Information for more information about Class I shares including more detailed program descriptions and eligibility requirements.

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS

FOR FUTURE REFERENCE

NUVEEN INVESTMENT TRUST

NUVEEN LARGE-CAP VALUE FUND

NUVEEN BALANCED MUNICIPAL AND STOCK FUND

NUVEEN BALANCED STOCK AND BOND FUND

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 14, 2007

DATED MARCH 31, 2008

The following changes will be effective on May 1, 2008 for the Nuveen mutual funds set forth above:

Nuveen Large-Cap Value Fund shall be renamed Nuveen Multi-Manager Large-Cap Value Fund.

For Class A purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply is reduced from 18 months to 12 months for all purchases occurring on or after May 1, 2007. Class A shares purchased prior to May 1, 2007 that have not been redeemed are no longer subject to a CDSC.

Class B shares will only be issued (i) upon the exchange of Class B shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B shares as of March 31, 2008. Furthermore, the reinstatement privilege for Class B shares will no longer be available as of December 31, 2008.

Class R shares will be renamed Class I shares and will be available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I shares, and (iii) purchase by the following categories of investors:

•

Officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughter-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);

•	Bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

•	Any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a fund.)

•

Bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	Investors purchasing through a periodic or asset-based fee program which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Nuveen;

•

Fee-paying clients of a registered investment advisor (“RIA”) who initially invests for clients an aggregate of at least $100,000 in Nuveen funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Nuveen;

•	Employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•	Other Nuveen funds whose investment policies allow investment in other investment companies.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from Defined Portfolios in Class I shares, if, before September 6, 1994 (or before June 13, 1995 for Nuveen Intermediate Duration Municipal Bond Fund, formerly called Nuveen Municipal Bond Fund), such purchasers of Nuveen Defined Portfolios had elected to reinvest distributions in Nuveen fund shares. Shareholders of Class I shares may exchange such shares for Class I shares of any other Nuveen fund.

PLEASE KEEP THIS WITH YOUR FUND STATEMENT

OF ADDITIONAL INFORMATION